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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 20, 1997
                                                          -------------

                               TCA Cable TV, Inc.
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             (Exact name of registrant as specified in its charter)


            Texas                        0-11478                 75-1798185
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                 File Number)          Identification No.)


        3015 S.S.E. Loop 323, Tyler, Texas                           75701
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     (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (903) 595-3701
                                                          --------------



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ITEM 5.  OTHER EVENTS.

         The Registrant hereby incorporates by reference herein the information set forth in its press release dated June 20, 1997, a copy of which is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

             99.1   Press Release issued by TCA Cable TV, Inc., dated June
                    20, 1997.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TCA CABLE TV, INC.



Date:  July 3, 1997                         By: /s/ Fred R. Nichols
                                               -------------------------------
                                                    Fred R. Nichols

                                               Its: President and Chief
                                                    Operating Officer






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                                 EXHIBIT INDEX


Exhibit No.         Description
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
99.1                Press Release issued by TCA Cable TV, Inc. dated June 20, 1997.